EXHIBIT 32.1

CERTIFICATION
OF
 PRINCIPAL EXECUTIVE OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Manhattan Pharmaceuticals, Inc. does hereby certify that, to the best of his knowledge:
                  (a)      the Quarterly Report on Form 10-Q of Manhattan Pharmaceuticals, Inc. for the quarter ended March 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
                  (b)      information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Manhattan Pharmaceuticals, Inc.

Dated: May 24, 2010	/s/ Michael G. McGuinness
Michael G. McGuinness
Principal Executive and Financial Officer